SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2009

GOLD STAR TUTORING SERVICES, INC.

(Exact name of registrant as specified in Charter)

Florida	000-53158	26-1559146
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4111 NW 28th Way

Boca Raton, FL 33434

(Address of Principal Executive Offices)

(561) 715-8800

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 29, 2009, the Board of Directors of Gold Star Tutoring Services, Inc. (the “Company”) adopted a Resolution declaring a 400% stock dividend on the 2,400,000 issued and outstanding common shares.

Each holder of record as of May 29, 2009 shall be given an additional four (4) shares of common stock for each share held of record.

Giving effect to this stock dividend the aggregate number of issued and outstanding common shares of the Company is 12,000,000.

The information contained in this Current Report on Form 8-K and any exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gold Star Tutoring Services, Inc.

Date: May 29, 2009	By:	/s/ Mindy Kline
Name: Mindy Kline
Title: Chief Executive